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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

         Date of report (date of earliest event reported): MAY 30, 2003

                              TRANSCANADA CAPITAL
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

           DELAWARE                    1-14420               13-7095718
-----------------------------        -----------         ------------------
       (State or Other               (Commission           (IRS Employer
Jurisdiction of Incorporation)       File Number)        Identification No.

C/O THE BANK OF NEW YORK, AS ADMINISTRATIVE TRUSTEE
101 BARCLAY STREET
NEW YORK, NEW YORK                                                         10286
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                   (Zip)

                                 (212) 815-3200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Item 1.   CHANGES IN CONTROL OF REGISTRANT

          NOT APPLICABLE.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          NOT APPLICABLE.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

          NOT APPLICABLE.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          NOT APPLICABLE.


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Item 5.  OTHER EVENTS

          1. TransCanada Capital (the "Trust") has received a Notice from TransCanada PipeLines Limited ("TransCanada") of TransCanada's intention to exercise its right to redeem all of the issued and outstanding $160,009,000 principal amount of 8.75% Junior Subordinated Debentures ("Debentures") held by the Trust. The Debentures comprise essentially all of the assets of the Trust.

          2. Upon the redemption of the Junior Subordinated Debentures, the proceeds of such redemption are required to be utilized by the Trust to redeem all of the issued and outstanding 8.75% Cumulative Trust Originated Preferred Securities and the 8.75% Cumulative Trust Originated Common Securities issued by the Trust (collectively, the "Trust Securities").

          3. The redemption date for the Debentures will be July 3, 2003 and the June 30, 2003 interest payment will be paid to the Trust in normal course. TransCanada Capital will be entitled to US$25.0122 per US$25.00 principal amount of the Debentures, which includes accrued and unpaid interest to the redemption date.

          4. The proceeds of such redemption are required to be utilized by the Trust to redeem all of the Trust Securities issued by the Trust to the public.

          5. The redemption date for the Trust Securities will be July 3, 2003 and the June 30, 2003 interest payment will be paid in normal course. Holders of the Trust Securities will be entitled to US$25.0122 per US$25.00 principal amount of such securities, which includes accrued and unpaid interest to the redemption date.

          6. The Trust shall terminate upon the redemption of the Trust Securities.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          NOT APPLICABLE.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  NOT APPLICABLE.
          (b)  NOT APPLICABLE.
          (c)  EXHIBITS.

          1.   Notice of Redemption of Debentures.

          2.   Notice of Redemption of Trust Securities.


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Item 8.   CHANGE IN FISCAL YEAR

          NOT APPLICABLE.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it behalf by the undersigned thereunto duly authorized.

TRANSCANADA CAPITAL
(Registrant)
By: THE BANK OF NEW YORK
As Administrative Trustee

By: /s/ VANESSA MACK
    ---------------------------
    Vanessa Mack
    Assistant Vice-President

Dated: May 30, 2003


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                                  EXHIBIT INDEX
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
EXHIBIT NO.                                                                PAGE
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

   99.1         Notice of Redemption of Debentures.                         5

   99.2         Notice of Redemption of Trust Securities.                   7
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